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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 26, 2002

                              --------------------


                            US GLOBAL AEROSPACE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              DELAWARE             000-23339          98-0134875
(STATE OR OTHER JURISDICTION OF   (COMMISSION       (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)      FILE NO.)     IDENTIFICATION NO.)

                            2533 NORTH CARSON STREET
                                   SUITE 5107
                            CARSON CITY, NEVADA 89706
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (775) 841-3246
                            (ISSUER TELEPHONE NUMBER)

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ITEM 5. OTHER EVENTS

     Effective September 26, 2002, the company changed its name from Caring Products International, Inc. to US Global Aerospace, Inc.

     Effective October 4, 2002, the company's stock ticker symbol for its common stock changed from CPRD.OB to USGA.OB and the symbol for its publicly traded warrants changed from CPRDW.OB to USGAW.OB.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      US GLOBAL AEROSPACE, INC.

                                      By:      /s/ John Robinson
                                         ------------------------------
                                                JOHN ROBINSON
                                      CHAIRMAN, CHIEF EXECUTIVE OFFICER
Dated: October 9, 2002


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